(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2001


Merrill Lynch
U.S. High Yield Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.



A Special
Message to Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


DEAR SHAREHOLDER


Investment Environment
During the six-month period ended September 30, 2001, the high-yield market returned -4.57%, as measured by the Credit Suisse First Boston (CSFB) High Yield Index. The Index was quite weak in April and June, recovered in July and August, and collapsed in September. In the aftermath of the terrorist attacks on September 11, 2001, investors fled risky assets, as evidenced by a return of +2.28% for 10-year US Treasury notes for the month. It also became clear to us that the United States and global economies have been pushed into a recession. With the earnings outlook grim, the market environment could be quite volatile until a clear picture of the timing of the economic recovery emerges.

The fundamental picture of the high-yield market continues to be a mixed one. The downgrade/upgrade ratio rose to 4.9 in the third quarter of 2001, continuing an upward trend from 2.8 in the first quarter. This increase pushes expectations of a decline in the default rate further into the future. Also signaling a delay in improvement in the default statistics is a rise in the distress ratio (percentage of issues outyielding US Treasury securities by 1,000 basis points (10%) or more). However, we believe investors should keep these negative developments in proper perspective, namely that market prices already appeared to reflect the dire credit conditions facing many high-yield issuers. The high downgrade/ upgrade ratio would merit a greater concern if most bonds were at par rather than at 71% of par.


Portfolio Matters
For the six-month period ended September 30, 2001, the Fund's
Class A, Class B, Class C and Class D Shares had total returns of -8.48%, -8.84%, -8.86% and -8.60%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund underperformed the benchmark CSFB High Yield Index, which returned -4.57% for the same six-month period. Industries that contributed positively to the period results were auto, health care and services. Industries that did poorly were international cable, telecommunications, paper and consumer products.

Our portfolio holdings were a mixed bag during the six-month period. Our good performers included ALARIS Medical Inc., World Color Press Inc. and Fleming Companies Inc. The Trust's poor performers were Doman Industries Limited, Primedia, Inc., The AES Corporation and Galey & Lord, Inc. Events of September 11, 2001 brought out a fear of flying and predictions of the airline industry demise, which in turn, created our two poorest performers--Hexcel Corporation and Fairchild Corporation. While Hexcel's aerospace business is mostly commercial (49% of total sales), its industrial, electronics, space and military businesses provide offsets. We prefer the company's business diversity as well as its variable cost structure and flexible capital spending. We also believe that Hexcel's banks will work with the company to address liquidity issues. Fairchild, a leading worldwide aerospace and industrial fastener manufacturer, offers less operating diversity than Hexcel. However, at its currently depressed bond price, we believe Fairchild's asset protection is more than adequate.

Among larger additions to the Trust during the period were United States Steel LLC, AmeriSourceBergen Corporation
(pharmaceutical wholesale distributor), Autonation, Inc.
(auto retailer), American Greetings and Mission Energy Holdings. We also took gains in bonds of Western Resources, Venture and Extendicare Health Services. In the secondary market, we established new positions in bonds of Intrawest Corporation (owner and operator of mountain resorts) and Mandalay Resort Group.

The credit quality profile of the Trust was slightly below that of the benchmark index, with a heavier weighting in the CCC category because of down-grades. Duration was shorter than the index. The Trust's five largest industries at September 30, 2001 were wireless communication, utilities, gaming and leisure, health care and metals/minerals. Relative to the benchmark index, the most significant underweighted industries were telecommunications and financials.


Investment Outlook and Strategy
The high-yield market has once again become victim to the deteriorating economy and a decrease in investors' risk tolerance. Yield spreads compared to Treasury securities started the year at a very high level of 9.6% but have been slowly declining as multiple Federal Reserve Board easings calmed investors' fears. September 11 events brought renewed widening in spreads and a dark cloud over high-yield bonds. The bear market in high-yield bonds is three years old now. Investor sentiment is quite negative. Investors have a "follow equities" and "show me" attitude. Valuation of the sector reflects investor perceptions that the market is riskier than is the norm. Yield spreads of US Treasury bonds were about 10.125% at September 30, 2001, which is the widest level since early 1991. Throughout much of the 1990s, yield spreads averaged around 5%. In short, high-yield bonds seem inexpensive at current levels and their market prices already reflect the dire credit conditions faced by many high-yield issuers.

Despite general pessimism, we believe that the high-yield market represents excellent value over the longer run, though uncertainty in the short term will increase market volatility. Defaults are expected to peak during the next two quarters, then subside. Underwriting quality is better than in recent years, suggesting a period of declining defaults. Market technicals, though shaky recently, should be moving in favor of high-yield issues as investors reevaluate commitments to an even more volatile and overvalued equity market.

Given our constructive market outlook, we have been fully invested. We have been concentrating our purchases on better credit quality companies because, we believe, they represent much better value (spread wise) than bottom-tier credits. The stable sectors of the economy remain cable, utilities, health care, services and wireless communications. These are well represented in the Trust. We are also well positioned for the eventual recovery in the economy and in the bonds of metals/minerals, consumer products and aerospace.


In Conclusion
We appreciate your investment in Merrill Lynch U.S. High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 12, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


PORTFOLIO INFORMATION

Ten Largest
Corporate Holdings
                                                                                                                 Percent of
As of September 30, 2001                                                                                         Net Assets
Charter           Charter Communications Holdings is the fourth-largest operator of cable television                  1.9%
Communications    systems in the United States. The company offers a full range of traditional cable
Holdings          television services, as well as digital cable television and high speed Internet access to customers in some of its markets.

CMS Energy        CMS Energy Corp. provides energy services as well as develops, owns and operates                    1.9
Corp.             energy facilities around the world. The company is involved in electric and gas utility operations, electric power production, oil and gas exploration and production, natural gas transmission, storage and processing, international energy distribution, energy marketing services and trading.

Forest City       Forest City Enterprises Inc. owns, develops, acquires and manages real estate projects              1.8
Enterprises Inc.  in various states. The company's portfolio includes regional malls, specialty retail centers, office buildings, mixed-use projects, multi-family properties and master-planned communities.

HMH Properties,   HMH Properties, Inc. is a wholly-owned subsidiary of Host Marriott Corporation, a lodging           1.8
Inc.              real estate company that currently owns or holds controlling interest in over a hundred upscale and luxury hotel properties primarily operated under premium brands such as
                  Marriott, Ritz-Carlton, Hyatt, Four Seasons, Hilton and Swissotel.

The AES           The AES Corporation develops, owns and operates electric power generation and distribution          1.7
Corporation       facilities in the United States and abroad. AES has grown steadily since its founding in
                  1981 to become the world's largest independent power company with operations in 18 countries.
                  The company has a diversified portfolio of projects with 122 power plants in 16 countries and 14 distribution systems in operation in eight countries.

Primedia, Inc.*   Primedia, Inc., a media company, provides specialized information in the consumer,                  1.6
                  business-to-business, and education markets. The company's products include 280 specialty, technical and trade magazines, information products, supplemental educational materials and vocational networks. Primedia's brands include SEVENTEEN, NEW YORK and MODERN BRIDE.

Protection One    Protection One Alarm Monitoring provides monitoring and related security services. The              1.6
Alarm             company provides its services to residential and commercial subscribers in North America
Monitoring        and Europe.

Nextel            Nextel Communications, Inc. provides digital wireless communications services throughout            1.5
Communications,   the United States, focusing on business users. The company's digital mobile network utilizes
Inc.              Motorola-developed transmission technology "integrated Digital Enhanced Network"
                  technology. Through its 100%-owned subsidiary, Nextel International Inc., Nextel is also building networks in Latin America and Asia.

Browning-Ferris   Browning-Ferris Industries, Inc.--an obligation of Allied Waste Industries, is a non-hazardous      1.5
Industries, Inc.  solid waste management company. The company provides collection, transfer, disposal, and recycling services for residential, commercial and industrial customers in the United States.
                  Allied Waste operates through a network of collection companies, transfer stations, landfills and recycling facilities.

Ocean Rig         Ocean Rig Norway AS is an Oslo-based, Norwegian publicly listed company formed to construct,        1.4
Norway AS         own and operate a fleet of high specification semi-submersible drilling rigs for offshore oil and gas exploration and development drilling in deep water and harsh environments. The company is currently building two Bingo 9000 fifth-generation semi-submersible drilling rigs.
                  These are very near completion and will be among the most advanced in the world and capable of drilling in ultra deep water of up to 10,000 feet.

*Includes combined holdings.


Portfolio Profile


The quality ratings* of securities in the Trust as of September 30, 2001 were as follows:


                                        Percent of
S&P Rating/Moody's Rating         Long-Term Investments

BBB/Baa                                     7.6%
BB/Ba                                      33.9
B/B                                        42.7
CCC/Caa                                     9.7
CC/Ca                                       2.4
C/C                                         0.6
D/D                                         0.0++
NR (Not Rated)                              3.1



                                        Percent of
Five Largest Industries                 Net Assets

Wireless Communication                      9.7%
Utilities                                   7.8
Gaming & Leisure                            7.5
Health Care                                 7.5
Metals/Minerals                             6.1


*In cases when bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.
++Amount is less than 0.1%.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results
                                                         6-Month        12-Month     Since Inception    Standardized
As of September 30, 2001                               Total Return   Total Return     Total Return     30-day Yield
MLU.S. High Yield Fund, Inc. Class A Shares*               -8.48%          -13.14%        -13.41%           12.59%
MLU.S. High Yield Fund, Inc. Class B Shares*               -8.84           -13.80         -15.64            12.37
MLU.S. High Yield Fund, Inc. Class C Shares*               -8.86           -13.85         -15.78            12.32
MLU.S. High Yield Fund, Inc. Class D Shares*               -8.60           -13.36         -14.15            12.35
Merrill Lynch High Yield USCorporates, Cash Pay Index**    -5.26            -3.33          -1.29               --
Credit SuisseFirst Boston High Yield Index **              -4.57            -4.92          -5.27               --
Ten-Year US Treasury Securities***                         +4.74           +13.75         +24.66               --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception date is 5/01/98.
**Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield US Corporates, Cash Pay Index is from 4/30/98. Since inception total return for CS First Boston High
Yield Index is from 4/30/98.
***Since inception total return is from 4/30/98.


Average Annual
Total Return

                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                    -13.14%           -16.61%
Inception (5/01/98) through 9/30/01       - 4.13            - 5.26

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return          % Return
                                       Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/01                    -13.80%           -16.84%
Inception (5/01/98) through 9/30/01       - 4.86            - 5.03

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return          % Return
                                       Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/01                    -13.85%           -14.61%
Inception (5/01/98) through 9/30/01       - 4.90            - 4.90

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                    -13.36%           -16.82%
Inception (5/01/98) through 9/30/01       - 4.37            - 5.50

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.        As of September 30, 2001
Assets:           Investment in Master U.S. High Yield Trust, at value
                  (identified cost--$712,145,362)                                                           $   484,378,435
                  Prepaid registration fees and other assets                                                         66,956
                                                                                                            ---------------
                  Total assets                                                                                  484,445,391
                                                                                                            ---------------

Liabilities:      Payables:
                     Dividends to shareholders                                             $    1,503,521
                     Distributor                                                                  259,411
                     Administrator                                                                 98,125         1,861,057
                                                                                           --------------
                  Accrued expenses and other liabilities                                                             66,947
                                                                                                            ---------------
                  Total liabilities                                                                               1,928,004
                                                                                                            ---------------
Net Assets:       Net assets                                                                                $   482,517,387
                                                                                                            ===============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                         $       363,819
                  Class B Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               5,448,806
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,338,446
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 930,657
                  Paid-in capital in excess of par                                                              756,978,954
                  Accumulated distributions in excess of investment income--net                                 (1,400,423)
                  Accumulated realized capital losses on investments from the Trust--net                       (46,719,180)
                  Accumulated distributions in excess of realized capital gains on
                  investments from the Trust--net                                                               (6,656,765)
                  Unrealized depreciation on investments from the Trust--net                                  (227,766,927)
                                                                                                            ---------------
                  Net assets                                                                                $   482,517,387
                                                                                                            ===============

Net Asset         Class A--Based on net assets of $21,716,648 and 3,638,193
Value:            shares outstanding                                                                        $          5.97
                                                                                                            ===============
                  Class B--Based on net assets of $325,332,154 and 54,488,061
                  shares outstanding                                                                        $          5.97
                                                                                                            ===============
                  Class C--Based on net assets of $79,909,514 and 13,384,459
                  shares outstanding                                                                        $          5.97
                                                                                                            ===============
                  Class D--Based on net assets of $55,559,071 and 9,306,568
                  shares outstanding                                                                        $          5.97
                                                                                                            ===============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.        For the Six Months Ended September 30, 2001
Investment        Net investment income allocated from the Trust:
Income               Interest                                                                               $    31,034,303
from the             Dividends                                                                                      859,648
Trust--Net:          Expenses                                                                                   (1,160,748)
                                                                                                            ---------------
                  Net investment income from the Trust                                                           30,733,203
                                                                                                            ---------------

Expenses:         Account maintenance and distribution fees--Class B                       $    1,368,855
                  Administration fee                                                              687,197
                  Account maintenance and distribution fees--Class C                              346,850
                  Transfer agent fees--Class B                                                    153,311
                  Account maintenance fees--Class D                                                91,832
                  Printing and shareholder reports                                                 38,240
                  Transfer agent fees--Class C                                                     36,440
                  Professional fees                                                                35,880
                  Transfer agent fees--Class D                                                     30,801
                  Registration fees                                                                28,007
                  Transfer agent fees--Class A                                                     10,338
                  Accounting services                                                               7,804
                  Other                                                                             3,437
                                                                                           --------------
                  Total expenses                                                                                  2,838,992
                                                                                                            ---------------
                  Investment income--net                                                                         27,894,211
                                                                                                            ---------------

Realized &        Realized loss on investments from the Trust--net                                             (30,894,998)
Unrealized        Change in unrealized depreciation on investments from the Trust--net                         (44,820,702)
Loss From the                                                                                               ---------------
Trust--Net:       Net Decrease in Net Assets Resulting from Operations                                      $  (47,821,489)
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six            For the
MERRILL LYNCH                                                                              Months Ended          Year Ended
U.S. HIGH YIELD                                                                           September 30,          March 31,
FUND, INC.        Increase (Decrease) in Net Assets:                                           2001                2001++
Operations:       Investment income--net                                                   $   27,894,211   $    61,521,279
                  Realized loss on investments and from the Trust--net                       (30,894,998)       (9,894,426)
                  Change in unrealized appreciation/depreciation on
                  investments and from the Trust--net                                        (44,820,702)      (91,265,525)
                                                                                           --------------   ---------------
                  Net decrease in net assets resulting from operations                       (47,821,489)      (39,638,672)
                                                                                           --------------   ---------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                  (1,331,294)       (1,546,838)
                     Class B                                                                 (18,352,030)      (44,255,069)
                     Class C                                                                  (4,340,260)       (8,654,104)
                     Class D                                                                  (3,870,627)       (7,065,268)
                  In excess of investment income--net:
                     Class A                                                                           --          (20,367)
                     Class B                                                                           --         (582,707)
                     Class C                                                                           --         (113,949)
                     Class D                                                                           --          (93,029)
                                                                                           --------------   ---------------
                  Net decrease in net assets resulting from dividends to shareholders        (27,894,211)      (62,331,331)
                                                                                           --------------   ---------------

Capital Stock     Net increase (decrease) in net assets derived from capital
Transactions:     share transactions                                                          (1,698,914)        25,362,381
                                                                                           --------------   ---------------

Net Assets:       Total decrease in net assets                                               (77,414,614)      (76,607,622)
                  Beginning of period                                                         559,932,001       636,539,623
                                                                                           --------------   ---------------
                  End of period*                                                           $  482,517,387   $   559,932,001
                                                                                           ==============   ===============

                  *Accumulated distributions in excess of investment income--net           $  (1,400,423)   $   (1,400,423)
                                                                                           ==============   ===============

++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                               Class A
                  The following per share data and ratios                                      For the           For the
                  have been derived from information                    For the Six              Year            Period
MERRILL LYNCH     provided in the financial statements.                 Months Ended            Ended         May 1, 1998++
U.S. HIGH YIELD                                                        September 30,          March 31,        to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:                   2001        2001+++++      2000         1999
Per Share         Net asset value, beginning of period                    $     6.89   $     8.26   $     9.42   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment income--net                                         .37          .85          .90          .79
                  Realized and unrealized loss on investments
                  and from the Trust--net                                      (.92)       (1.37)       (1.07)        (.58)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                             (.55)        (.52)        (.17)          .21
                                                                          ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                                    (.37)        (.84)        (.90)        (.79)
                     In excess of investment income--net                          --        (.01)        (.01)           --
                     In excess of realized gain on investments--net               --           --        (.08)           --
                                                                          ----------   ----------   ----------   ----------
                  Total dividends and distributions                            (.37)        (.85)        (.99)        (.79)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     5.97   $     6.89   $     8.26   $     9.42
                                                                          ==========   ==========   ==========   ==========

Total             Based on net asset value per share                      (8.48%)+++      (5.84%)      (1.97%)     2.51%+++
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to         Expenses, net of reimbursement++++                           .78%*         .76%         .81%        .52%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses++++                                                 .78%*         .76%         .81%        .76%*
                                                                          ==========   ==========   ==========   ==========
                  Investment income--net                                     10.83%*       11.64%        9.97%       9.39%*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   21,717   $   23,662   $   11,427   $   12,864
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                              --           --       59.25%       49.40%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


FINANCIAL HIGHLIGHTS (continued)
                                                                                               Class B
                  The following per share data and ratios                                      For the           For the
                  have been derived from information                    For the Six              Year            Period
MERRILL LYNCH     provided in the financial statements.                 Months Ended            Ended         May 1, 1998++
U.S. HIGH YIELD                                                        September 30,          March 31,        to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:                   2001        2001+++++      2000         1999
Per Share         Net asset value, beginning of period                    $     6.89   $     8.26   $     9.42   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment income--net                                         .33          .89          .83          .73
                  Realized and unrealized loss on investments
                  and from the Trust--net                                      (.92)       (1.37)       (1.07)        (.58)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                             (.59)        (.48)        (.24)          .15
                                                                          ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                                    (.33)        (.88)        (.83)        (.73)
                     In excess of investment income--net                          --        (.01)        (.01)           --
                     In excess of realized gain on investments--net               --           --        (.08)           --
                                                                          ----------   ----------   ----------   ----------
                  Total dividends and distributions                            (.33)        (.89)        (.92)        (.73)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     5.97   $     6.89   $     8.26   $     9.42
                                                                          ==========   ==========   ==========   ==========

Total             Based on net asset value per share                      (8.84%)+++      (6.56%)      (2.72%)     1.80%+++
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to         Expenses, net of reimbursement++++                          1.55%*        1.52%        1.57%       1.27%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses++++                                                1.55%*        1.52%        1.57%       1.52%*
                                                                          ==========   ==========   ==========   ==========
                  Investment income--net                                     10.06%*       11.11%        9.24%       8.61%*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $  325,332   $  373,545   $  468,705   $  502,377
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                              --           --       59.25%       49.40%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

                                                                                               Class C
                  The following per share data and ratios                                      For the           For the
                  have been derived from information                    For the Six              Year            Period
MERRILL LYNCH     provided in the financial statements.                 Months Ended            Ended         May 1, 1998++
U.S. HIGH YIELD                                                        September 30,          March 31,        to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:                   2001        2001+++++      2000         1999
Per Share         Net asset value, beginning of period                    $     6.89   $     8.26   $     9.42   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment income--net                                         .33          .89          .83          .72
                  Realized and unrealized loss on investments
                  and from the Trust--net                                      (.92)       (1.37)       (1.07)        (.58)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                             (.59)        (.48)        (.24)          .14
                                                                          ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                                    (.33)        (.88)        (.83)        (.72)
                     In excess of investment income--net                          --        (.01)        (.01)           --
                     In excess of realized gain on investments--net               --           --        (.08)           --
                                                                          ----------   ----------   ----------   ----------
                  Total dividends and distributions                            (.33)        (.89)        (.92)        (.72)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     5.97   $     6.89   $     8.26   $     9.42
                                                                          ==========   ==========   ==========   ==========

Total             Based on net asset value per share                      (8.86%)+++      (6.61%)      (2.76%)     1.75%+++
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to         Expenses, net of reimbursement++++                          1.60%*        1.57%        1.62%       1.31%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses++++                                                1.60%*        1.57%        1.62%       1.57%*
                                                                          ==========   ==========   ==========   ==========
                  Investment income--net                                     10.01%*       11.02%        9.17%       8.53%*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   79,909   $   85,821   $   93,985   $  119,281
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                              --           --       59.25%       49.40%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


FINANCIAL HIGHLIGHTS (concluded)

                                                                                               Class D
                  The following per share data and ratios                                      For the           For the
                  have been derived from information                    For the Six              Year            Period
MERRILL LYNCH     provided in the financial statements.                 Months Ended            Ended         May 1, 1998++
U.S. HIGH YIELD                                                        September 30,          March 31,        to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:                   2001        2001+++++      2000         1999
Per Share         Net asset value, beginning of period                    $     6.89   $     8.26   $     9.42   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment income--net                                         .35          .93          .88          .77
                  Realized and unrealized loss on investments
                  and from the Trust--net                                      (.92)       (1.37)       (1.07)        (.58)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                             (.57)        (.44)        (.19)          .19
                                                                          ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                                    (.35)        (.92)        (.88)        (.77)
                     In excess of investment income--net                          --        (.01)        (.01)           --
                     In excess of realized gain on investments--net               --           --        (.08)           --
                                                                          ----------   ----------   ----------   ----------
                  Total dividends and distributions                            (.35)        (.93)        (.97)        (.77)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     5.97   $     6.89   $     8.26   $     9.42
                                                                          ==========   ==========   ==========   ==========

Total             Based on net asset value per share                      (8.60%)+++      (6.08%)      (2.22%)     2.28%+++
Investment                                                                ==========   ==========   ==========   ==========
Return:**

Ratios to         Expenses, net of reimbursement++++                          1.03%*        1.01%        1.06%        .75%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Expenses++++                                                1.03%*        1.01%        1.06%       1.01%*
                                                                          ==========   ==========   ==========   ==========
                  Investment income--net                                     10.54%*       11.56%        9.73%       9.10%*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   55,559   $   76,904   $   62,423   $   74,017
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                              --           --       59.25%       49.40%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch
U.S. High Yield
Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Fund owned by the Trust at September 30, 2001 was 99.6%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                                     Account
                                   Maintenance     Distribution
                                       Fee              Fee

Class B                              .25%               .50%
Class C                              .25%               .55%
Class D                              .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                   FAMD              MLPF&S

Class A                          $     15          $     186
Class D                          $  5,071          $  48,937


For the six months ended September 30, 2001, MLPF&S received contingent deferred sales charges of $331,337 and $25,907 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended September 30, 2001 were $37,041,464 and $68,451,146, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(1,698,914) and $25,362,381 for the six months ended September 30, 2001 and the year ended March 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended September 30, 2001                   Shares         Amount

Shares sold                              1,407,755    $   9,467,555
Shares issued to shareholders in
reinvestment of dividends                   83,910          557,168
                                       -----------    -------------
Total issued                             1,491,665       10,024,723
Shares redeemed                        (1,286,522)      (8,517,193)
                                       -----------    -------------
Net increase                               205,143    $   1,507,530
                                       ===========    =============



Class A Shares for the Year                               Dollar
Ended March 31, 2001                       Shares         Amount

Shares sold                              3,185,596    $  22,738,820
Shares issued to shareholders in
reinvestment of dividends                   93,398          691,142
                                       -----------    -------------
Total issued                             3,278,994       23,429,962
Shares redeemed                        (1,228,910)      (8,934,710)
                                       -----------    -------------
Net increase                             2,050,084    $  14,495,252
                                       ===========    =============



Class B Shares for the Six Months                         Dollar
Ended September 30, 2001                   Shares         Amount

Shares sold                              5,883,665    $  39,554,859
Shares issued to shareholders in
reinvestment of dividends                1,083,832        7,198,731
                                       -----------    -------------
Total issued                             6,967,497       46,753,590
Automatic conversion of shares           (232,328)      (1,568,065)
Shares redeemed                        (6,426,730)     (42,845,421)
                                       -----------    -------------
Net increase                               308,439    $   2,340,104
                                       ===========    =============



Class B Shares for the Year                               Dollar
Ended March 31, 2001                       Shares         Amount

Shares sold                             13,752,934    $ 100,768,595
Shares issued to shareholders in
reinvestment of dividends                2,364,134       17,641,235
                                      ------------    -------------
Total issued                            16,117,068      118,409,830
Automatic conversion of shares           (226,670)      (1,641,479)
Shares redeemed                       (18,429,220)    (137,813,430)
                                      ------------    -------------
Net decrease                           (2,538,822)    $(21,045,079)
                                      ============    =============



Class C Shares for the Six Months                         Dollar
Ended September 30, 2001                   Shares         Amount

Shares sold                              2,789,633    $  18,693,816
Shares issued to shareholders in
reinvestment of dividends                  292,716        1,943,235
                                       -----------    -------------
Total issued                             3,082,349       20,637,051
Shares redeemed                        (2,146,389)     (14,212,900)
                                       -----------    -------------
Net increase                               935,960    $   6,424,151
                                       ===========    =============



Class C Shares for the Year                               Dollar
Ended March 31, 2001                       Shares         Amount

Shares sold                              5,126,221    $  37,004,346
Shares issued to shareholders in
reinvestment of dividends                  534,521        3,988,687
                                       -----------    -------------
Total issued                             5,660,742       40,993,033
Shares redeemed                        (4,586,164)     (34,340,223)
                                       -----------    -------------
Net increase                             1,074,578    $   6,652,810
                                       ===========    =============



Class D Shares for the Six Months                         Dollar
Ended September 30, 2001                   Shares         Amount

Shares sold                              2,869,875    $  19,340,928
Automatic conversion of shares             232,328        1,568,065
Shares issued to shareholders in
reinvestment of dividends                  234,905        1,566,811
                                       -----------    -------------
Total issued                             3,337,108       22,475,804
Shares redeemed                        (5,185,101)     (34,446,503)
                                       -----------    -------------
Net decrease                           (1,847,993)    $(11,970,699)
                                       ===========    =============



Class D Shares for the Year                               Dollar
Ended March 31, 2001                       Shares         Amount

Shares sold                              6,137,899    $  44,326,533
Automatic conversion of shares             226,670        1,641,479
Shares issued to shareholders in
reinvestment of dividends                  480,056        3,567,357
                                       -----------    -------------
Total issued                             6,844,625       49,535,369
Shares redeemed                        (3,243,968)     (24,275,971)
                                       -----------    -------------
Net increase                             3,600,657    $  25,259,398
                                       ===========    =============



5. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $15,062,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Kevin J. McKenna, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


SCHEDULE OF INVESTMENTS

              Master U.S. High Yield Trust

               S&P      Moody's       Face
INDUSTRIES   Ratings    Ratings      Amount                        Corporate Bonds                                 Value
Aerospace--     NR*       NR*     $ 2,500,000  Alliant TechSystems Inc., 8.50% due 5/15/2011 (c)               $  2,575,000
3.7%            B-        B3       10,000,000  Fairchild Corporation, 10.75% due 4/15/2009                        4,950,000
                B         B2       10,000,000  Hexcel Corporation, 9.75% due 1/15/2009                            5,050,000
                NR*       Ca        5,000,000  Kitty Hawk, Inc., 9.95% due 11/15/2004 (d)                           875,000
                B         B2        5,000,000  USAir Inc., 10.375% due 3/01/2013                                  4,429,495
                                                                                                               ------------
                                                                                                                 17,879,495

Automotive--    D         Caa3     10,000,000  Federal-Mogul Corporation, 7.375% due 1/15/2006                      800,000
0.9%                                           Navistar International:
                BBB-      Ba1       1,275,000     9.375% due 6/01/2006                                            1,236,750
                BB+       Ba2       2,750,000     8% due 2/01/2008                                                2,406,250
                                                                                                               ------------
                                                                                                                  4,443,000

Broadcasting--  B-        B2        6,000,000  Emmis Communications Corporation, 8.125% due 3/15/2009             5,400,000
1.8%            B-        B3        5,000,000  Lin Holdings Corporation, 14.435%** due 3/01/2008                  3,375,000
                                                                                                               ------------
                                                                                                                  8,775,000

Cable--         NR*       NR*      25,000,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(d)                1,312,500
International   CCC       Caa3     21,000,000  UnitedGlobalCom Inc., 12.64%** due 2/15/2008                       5,145,000
--1.4%          CCC       Caa3      8,000,000  United Pan-Europe Communications, 13.466%** due 2/01/2010            480,000
                                                                                                               ------------
                                                                                                                  6,937,500

Cable--US--     B+        B2        4,500,000  Century Communications Corporation, 9.75% due 2/15/2002            4,398,750
4.9%                                           Charter Communications Holdings:
                B+        B2        7,000,000     8.625% due 4/01/2009                                            6,282,500
                B+        B2        3,000,000     10% due 4/01/2009                                               2,902,500
                B-        B3       10,000,000  Insight Communications, 12.095%** due 2/15/2011                    5,350,000
                B+        B2        5,000,000  Olympus Communications LP/Capital Corp., 10.625% due
                                               11/15/2006                                                         4,825,000
                                                                                                               ------------
                                                                                                                 23,758,750

Chemicals--     B+        Ba2       5,000,000  Hercules Inc., 11.125% due 11/15/2007 (c)                          4,825,000
3.2%            BB-       B2        5,000,000  ISP ChemCo., 10.25% due 7/01/2011 (c)                              4,825,000
                B+        B2        5,000,000  Lyondell Chemical Company, 10.875% due 5/01/2009                   4,112,500
                NR*       Ca        2,250,000  Sterling Chemicals Inc., 12.375% due 7/15/2006                     1,777,500
                                                                                                               ------------
                                                                                                                 15,540,000

Consumer        BB+       Ba3       5,000,000  American Greetings, 11.75% due 7/15/2008                           4,525,000
Products--      B-        B2        1,825,000  Armkel LLC, 9.50% due 8/15/2009 (c)                                1,856,937
4.6%            BBB-      Ba1       4,500,000  Briggs & Stratton Corporation, 8.875% due 3/15/2011                4,387,500
                CC        Ca       10,000,000  Corning Consumer Products, 9.625% due 5/01/2008                    1,650,000
                CCC+      Ca       10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008                           2,350,000
                BB-       B2        6,000,000  Levi Strauss & Co., 11.625% due 1/15/2008                          4,410,000
                                               Westpoint Stevens Inc.:
                CCC+      Ca        6,500,000     7.875% due 6/15/2005                                            2,372,500
                CCC+      Ca        3,000,000     7.875% due 6/15/2008 (f)                                        1,035,000
                                                                                                               ------------
                                                                                                                 22,586,937

Energy--5.9%                                   Hanover Equipment (c):
                BB        Ba3         700,000     Trust A, 8.50% due 9/01/2008                                      705,250
                BB        Ba3       1,725,000     Trust B, 8.75% due 9/01/2011                                    1,733,625
                BB-       Ba3       3,875,000  Key Energy Services Inc., 8.375% due 3/01/2008                     3,797,500
                CCC       B3        8,000,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                          7,020,000
                B+        B1        6,000,000  Parker Drilling Co., 9.75% due 11/15/2006                          5,520,000
                BB-       B1        5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                           4,675,000
                B-        B3        7,000,000  United Refining Co., 10.75% due 6/15/2007                          5,075,000
                                                                                                               ------------
                                                                                                                 28,526,375

Financial--     D         Caa3      5,000,000  Amresco Inc., 9.875% due 3/15/2005                                 1,925,000
0.4%

Food &          NR*       NR*       8,500,000  Ameriserve Food Distributors, 8.875% due 10/15/2006 (d)              127,500
Drug--1.3%      BB-       Ba3       6,250,000  Fleming Companies Inc., 10.125% due 4/01/2008                      6,406,250
                NR*       NR*       5,000,000  Nebco Evans Holding Co., 16.34%** due 7/15/2007 (d)                      500
                                                                                                               ------------
                                                                                                                  6,534,250

Food /          D         Ca        5,000,000  Chiquita Brands International Inc., 9.125% due
Tobacco--3.1%                                  3/01/2004 (d)                                                      3,475,000
                B-        B3        4,000,000  Del Monte Corporation, 9.25% due 5/15/2011 (c)                     4,100,000
                BB        Ba1       5,000,000  Tricon Global Restaurants, Inc., 8.875% due 4/15/2011              5,125,000
                NR*       C        11,000,000  Vlasic Foods International Inc., 10.25% due 7/01/2009 (d)          2,585,000
                                                                                                               ------------
                                                                                                                 15,285,000

Gaming--2.7%    BB-       Ba3       2,000,000  Mandalay Resort Group, 10.25% due 8/01/2007                        1,850,000
                BB+       Ba1       5,000,000  Park Place Entertainment, 7.875% due 12/15/2005                    4,762,500
                B+        Ba3       2,275,000  Sun International Hotels, 8.875% due 8/15/2011 (c)                 1,956,500
                B-        Caa1      5,000,000  Venetian Casino/LV Sands, 12.25% due 11/15/2004                    4,475,000
                                                                                                               ------------
                                                                                                                 13,044,000

Health          CCC+      Caa2     10,500,000  ALARIS Medical Inc., 14.993%** due 8/01/2008                       4,672,500
Care--5.9%      BB-       Ba3       3,250,000  AmeriSource Bergen Corporation, 8.125% due 9/01/2008 (c)           3,371,875
                B+        B1        5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006                         5,087,500
                CCC+      B3        4,675,000  Extendicare Health Services, 9.35% due 12/15/2007                  4,160,750
                B+        Ba2       5,000,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008           4,962,500
                B-        B3        7,000,000  Magellan Health Services, 9% due 2/15/2008                         6,475,000
                D         NR*       7,000,000  Mariner Post--Acute Network, 9.50% due 11/01/2007 (d)                105,000
                                                                                                               ------------
                                                                                                                 28,835,125

Housing--1.8%   BB-       Ba3       9,500,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                  8,597,500

Information     BB-       B1        5,000,000  Amkor Technology Inc., 9.25% due 2/15/2008                         4,000,000
Technology--    D         Ca        5,000,000  Dictaphone Corp., 11.75% due 8/01/2005 (d)                           275,000
0.9%                                                                                                           ------------
                                                                                                                  4,275,000


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


SCHEDULE OF INVESTMENTS (continued)

              Master U.S. High Yield Trust (continued)

               S&P      Moody's       Face
INDUSTRIES   Ratings    Ratings      Amount                        Corporate Bonds                                 Value
Leisure--4.8%   BB        Ba2     $ 3,000,000  Felcor Lodging LP, 9.50% due 9/15/2008                          $  2,580,000
                BBB-      Baa3      7,375,000  Hilton Hotels Corporation, 8.25% due 2/15/2011                     6,830,836
                BB        Ba2      10,000,000  HMH Properties, Inc., 8.375% due 2/15/2006                         8,950,000
                B+        B1        2,000,000  Intrawest Corporation, 10.50% due 2/01/2010                        1,830,000
                BB-       Ba3       4,000,000  Meristar Hospitality Corporation, 9% due 1/15/2008 (c)             3,260,000
                                                                                                               ------------
                                                                                                                 23,450,836

Manufacturing   B-        Caa1     10,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                      5,500,000
--2.7%          D         Ca        6,000,000  Thermadyne Manufacturing, 9.875% due 6/01/2008                     2,040,000
                CCC+      B3        8,000,000  Trench Electric SA and Trench Inc., 10.25% due 12/15/2007          5,640,000
                                                                                                               ------------
                                                                                                                 13,180,000

Media--                                        Primedia, Inc.:
Diversified--   BB-       Ba3       6,500,000     7.625% due 4/01/2008                                            4,907,500
3.8%            BB-       Ba3       3,500,000     8.875% due 5/15/2011 (c)                                        2,642,500
                B         B3        6,000,000  Six Flags Inc., 9.50% due 2/01/2009                                5,610,000
                BBB       Baa2      5,000,000  World Color Press Inc., 7.75% due 2/15/2009                        5,051,125
                                                                                                               ------------
                                                                                                                 18,211,125

Metals /        NR*       NR*      17,500,000  AEI Resources Inc., 11.50% due 12/15/2006 (c)(d)                   1,750,000
Minerals--      BB        B3        4,000,000  Asarco Inc., 8.50% due 5/01/2025                                   2,210,000
6.1%            BB-       Ba3       5,000,000  Century Aluminum Company, 11.75% due 4/15/2008                     4,925,000
                CCC+      Caa1      7,500,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003             5,362,500
                B-        B3        2,000,000  Ormet Corporation, 11% due 8/15/2008 (c)                           1,280,000
                NR*       NR*      15,000,000  Republic Technologies, 13.75% due 7/15/2009 (a)                    1,500,000
                BB        Ba2       5,000,000  United States Steel LLC, 10.75% due 8/01/2008 (f)                  4,675,000
                B         B3        7,500,000  WCI Steel Inc., 10% due 12/01/2004                                 5,296,875
                CCC       Caa3     10,500,000  Weirton Steel Corp., 11.375% due 7/01/2004                         2,572,500
                                                                                                               ------------
                                                                                                                 29,571,875

Packaging--     B-        Caa1      4,450,000  Huntsman Packaging Corporation, 13% due 6/01/2010                  3,537,750
3.6%                                           Owens-Illinois Inc.:
                B+        B3        3,000,000     7.85% due 5/15/2004                                             2,535,000
                B+        B3        3,000,000     7.15% due 5/15/2005                                             2,355,000
                B-        B3        6,000,000  Tekni-Plex Inc., 12.75% due 6/15/2010                              5,250,000
                B         B3        4,000,000  US Can Corporation, 12.375% due 10/01/2010                         3,680,000
                                                                                                               ------------
                                                                                                                 17,357,750

Paper--0.6%                                    Doman Industries Limited:
                B         Caa1      5,000,000     8.75% due 3/15/2004                                             1,575,000
                B         Caa1      5,000,000     9.25% due 11/15/2007                                            1,575,000
                                                                                                               ------------
                                                                                                                  3,150,000

Retail--0.7%    BB+       Ba2       3,600,000  Autonation, Inc., 9% due 8/01/2008 (f)                             3,474,000

Services--      BB-       Ba1         625,000  Airgas Inc., 9.125% due 10/01/2011                                   634,375
7.0%            BB-       Ba3       5,000,000  Allied Waste North America, 8.875% due 4/01/2008                   5,125,000
                B-        Caa1      7,500,000  Anthony Crane Rental LP, 10.375% due 8/01/2008                     3,787,500
                BB-       Ba3       8,000,000  Browning-Ferris Industries, Inc., 6.375% due 1/15/2008             7,507,480
                B-        B3        5,000,000  Kindercare Learning Centers, Inc., 9.50% due 2/15/2009             4,575,000
                CCC       Ca        8,000,000  Neff Corp., 10.25% due 6/01/2008                                   4,440,000
                B-        Caa2     13,875,000  Protection One Alarm Monitoring, 8.125% due 1/15/2009              7,874,062
                                                                                                               ------------
                                                                                                                 33,943,417

Telecommuni-    B-        B3        6,000,000  CFW Communications Company, 13% due 8/15/2010                      4,470,000
cations--1.9%   CCC-      Caa3     17,215,000  Impsat Corp., 12.375% due 6/15/2008                                1,936,688
                B-        B3        5,000,000  NTL Communications Corp., 12.375%** due 10/01/2008                 1,675,000
                NR*       NR*       2,000,000  Telewest Finance, 6% due 7/07/2005                                 1,140,000
                                                                                                               ------------
                                                                                                                  9,221,688

Utilities--     B+        Ba2      10,000,000  The AES Corporation, 8.375% due 8/15/2007                          8,150,000
7.8%            BBB-      Ba1       4,875,000  Avista Corporation, 9.75% due 6/01/2008 (c)                        5,131,557
                BB        Ba3      10,000,000  CMS Energy Corp., 7.50% due 1/15/2009                              9,468,790
                BB+       Baa3      5,000,000  Calpine Corporation, 7.875% due 4/01/2008                          4,798,070
                BB-       Ba2       5,000,000  Mission Energy Holdings, 13.50% due 7/15/2008                      5,075,000
                BBB       Baa2      5,000,000  PG&E National Energy Group, 10.375% due 5/16/2011 (c)              5,383,865
                                                                                                               ------------
                                                                                                                 38,007,282

Wireless        CCC       Caa1      5,000,000  Airgate PCS Inc., 12.837%** due 10/01/2009                         3,200,000
Communica-      B         B3        5,000,000  American Tower Corporation, 9.375% due 2/01/2009                   4,212,500
tions--7.4%     D         Ca       10,000,000  Dolphin Telecom PLC, 17.059%** due 6/01/2008 (d)                     150,000
                CCC-      Caa1      4,000,000  McCaw International Ltd., 18.927%** due 4/15/2007                    780,000
                B-        Caa1     10,000,000  Millicom International Cellular S.A., 13.50% due 6/01/2006         6,450,000
                CCC-      Caa1     10,000,000  Nextel International Inc., 12.75% due 8/01/2010                    2,325,000
                CCC+      B3        7,200,000  Nextel Partners Inc., 12.867%** due 2/01/2009                      3,546,000
                CCC       Ca        8,750,000  Orion Network Systems, Inc., 17.483%** due 1/15/2007               2,843,750
                B-        B3        5,000,000  SBA Communications Corp., 13.76%** due 3/01/2008                   3,525,000
                NR*       B3        4,950,000  TRITEL PCS Inc., 10.375% due 1/15/2011                             4,232,250
                                               Telesystem International Wireless Inc.:
                NR*       NR*       7,000,000     14.26%** due 6/30/2007                                          2,033,367
                NR*       NR*      10,000,000     14.014% due 11/01/2007                                          2,864,584
                                                                                                               ------------
                                                                                                                 36,162,451

                                               Total Investments in Corporate Bonds
                                               (Cost--$639,110,723)--88.9%                                      432,673,356


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


SCHEDULE OF INVESTMENTS (concluded)

                Master U.S. High Yield Trust (concluded)

                                     Shares
INDUSTRIES                            Held                          Common Stocks                                  Value
Cable--                                11,782  UnitedGlobalCom Inc. (Class A)(d)                               $     27,982
International--0.0%

Energy--0.2%                          204,166  Seabulk International, Inc. (d)                                      786,039

Wireless                              497,541  Metrocall, Inc. (d)                                                   44,779
Communication--
0.0%

                                               Total Investments in Common Stocks (Cost--$10,024,347)--0.2%         858,800


                                                       Preferred Stocks & Warrants
Cable--                                85,700  UnitedGlobalCom Inc. (Convertible Preferred)                         674,888
International--0.1%

Food & Drug--0.0%                       6,208  Nebco Evans Holding Co. (b)                                              776

Media--                                50,000  Primedia, Inc. (Series H)                                          2,012,500
Diversified--0.4%

Metals / Minerals--                     7,000  Republic Technologies (Warrants)(e)                                       70
0.0%

Packaging--0.0%                         3,250  Pliant Corporation (Warrants)(e)                                       6,906

Telecommunications--                    6,000  Ntelos Inc. (Warrants)(e)                                             30,750
0.0%

Wireless                                4,319  Crown Castle International Corporation (b)                         3,465,998
Communications--                        8,664  Nextel Communications, Inc. (Series D)(b)                          4,613,580
2.3%                                    3,596  Rural Cellular Corp. (Series B)(b)                                 2,903,770
                                                                                                               ------------
                                                                                                                 10,983,348

                                               Total Investments in Preferred Stocks & Warrants
                                               (Cost--$26,082,220)--2.8%                                         13,709,238


                                      Face
                                     Amount                   Short-Term Securities
Commercial                        $10,000,000  Gannett Company, 3.50% due 10/10/2001                              9,991,250
Paper***--2.2%                        895,000  General Motors Acceptance Corp., 3.44% due 10/01/2001                895,000
                                                                                                               ------------
                                                                                                                 10,886,250

US Government                       7,000,000  Fannie Mae, 2.60% due 10/15/2001                                   6,992,922
Agency                                         Federal Home Loan Mortgage Corporation:
Obligations***--3.7%                3,000,000     3.41% due 10/11/2001                                            2,997,158
                                    7,780,000     3.41% due 10/15/2001                                            7,769,683
                                                                                                               ------------
                                                                                                                 17,759,763

                                               Total Investments in Short-Term Securities
                                               (Cost--$28,646,013)--5.9%                                         28,646,013

                Total Investments (Cost--$703,863,303)--97.8%                                                   475,887,407
                Other Assets Less Liabilities--2.2%                                                              10,556,191
                                                                                                               ------------
                Net Assets--100.0%                                                                             $486,443,598
                                                                                                               ============

*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)Each $1,000 face amount contains one warrant of Republic
Technologies.
(b)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Non-income producing security.
(e)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)Restricted securities as to resale. The value of the Trust's investment in restricted securities was $9,184,000, representing
1.9% of net assets.


                               Acquisition
Issue                            Date(s)          Cost          Value

Autonation, Inc., 9% due
  8/01/2008                     8/01/2001     $ 3,554,316    $ 3,474,000
United States Steel LLC,
  10.75% due 8/01/2008          7/24/2001       4,939,850      4,675,000
Westpoint Stevens Inc.,        8/24/2000 -
  7.875% due 6/15/2008          9/28/2000       2,559,375      1,035,000

Total                                         $11,053,541    $ 9,184,000
                                              ===========    ===========

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


STATEMENT OF ASSETS AND LIABILITIES

MASTER U.S. HIGH
YIELD TRUST         As of September 30, 2001
Assets:             Investments, at value (identified cost--$703,863,303)                                    $  475,887,407
                    Receivables:
                       Interest                                                          $   13,012,780
                       Contributions                                                            929,035
                       Dividends                                                                107,812          14,049,627
                                                                                         --------------
                    Prepaid expenses and other assets                                                               126,084
                                                                                                             --------------
                    Total assets                                                                                490,063,118
                                                                                                             --------------

Liabilities:        Payables:
                       Withdrawals                                                            1,290,905
                       Securities purchased                                                     498,889
                       Investment adviser                                                       138,275
                       Reorganization costs                                                      28,000           1,956,069
                                                                                         --------------
                    Accrued expenses and other liabilities                                                        1,663,451
                                                                                                             --------------
                    Total liabilities                                                                             3,619,520
                                                                                                             --------------

Net Assets:         Net assets                                                                               $  486,443,598
                                                                                                             ==============

Net Assets          Partners' capital                                                                        $  714,419,494
Consist of:         Unrealized depreciation on investments--net                                               (227,975,896)
                                                                                                             --------------
                    Net assets                                                                               $  486,443,598
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

MASTER U.S. HIGH
YIELD TRUST         For the Six Months Ended September 30, 2001
Investment          Interest                                                                                 $   31,106,114
Income:             Dividends                                                                                       861,567
                                                                                                             --------------
                    Total income                                                                                 31,967,681
                                                                                                             --------------

Expenses:           Investment advisory fees                                             $      969,233
                    Accounting services                                                          91,046
                    Professional fees                                                            30,332
                    Custodian fees                                                               19,689
                    Trustees' fees and expenses                                                  19,209
                    Offering costs                                                               17,314
                    Pricing fees                                                                  7,558
                    Other                                                                         8,983
                                                                                         --------------
                    Total expenses                                                                                1,163,364
                                                                                                             --------------
                    Investment income--net                                                                       30,804,317
                                                                                                             --------------

Realized &          Realized loss on investments--net                                                          (30,954,963)
Unrealized          Change in unrealized depreciation on investments--net                                      (45,004,108)
Loss on                                                                                                      --------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                     $ (45,154,754)
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six        For the Period
                                                                                          Months Ended      Sept. 1, 2000++
MASTER U.S. HIGH                                                                           Sept. 30,          to March 31,
YIELD TRUST         Increase (Decrease) in Net Assets:                                        2001                2001
Operations:         Investment income--net                                               $   30,804,317      $   37,424,975
                    Realized loss on investments--net                                      (30,954,963)         (9,602,702)
                    Change in unrealized depreciation on investments--net                  (45,004,108)        (64,106,857)
                                                                                         --------------      --------------
                    Net decrease in net assets resulting from operations                   (45,154,754)        (36,284,584)
                                                                                         --------------      --------------

Capital             Proceeds from contributions                                              91,333,863         861,226,284
Transactions:       Fair value of withdrawals                                             (122,167,184)       (262,610,127)
                                                                                         --------------      --------------
                    Net increase (decrease) in net assets derived from net
                    capital transactions                                                   (30,833,321)         598,616,157
                                                                                         --------------      --------------

Net Assets:         Total increase (decrease) in net assets                                (75,988,075)         562,331,573
                    Beginning of period                                                     562,431,673             100,100
                                                                                         --------------      --------------
                    End of period                                                        $  486,443,598      $  562,431,673
                                                                                         ==============      ==============

++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch U.S. High Yield Fund, Inc., September 30, 2001


FINANCIAL HIGHLIGHTS
                                                                                          For the Six        For the Period
                                                                                          Months Ended      Sept. 1, 2000++
MASTER U.S. HIGH                                                                           Sept. 30,          to March 31,
YIELD TRUST                                                                                   2001                2001
Ratios to Average   Expenses                                                                      .42%*               .45%*
Net Assets:                                                                              ==============      ==============
                    Investment income--net                                                      11.12%*             12.13%*
                                                                                         ==============      ==============

Supplemental Data:  Net assets, end of period (in thousands)                             $      486,444      $      562,432
                                                                                         ==============      ==============
                    Portfolio turnover                                                           20.91%              30.71%
                                                                                         ==============      ==============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


Master U.S. HIGH YIELD trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

During the six months ended September 30, 2001, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $71 for security price quotations.

For the six months ended September 30, 2001, the Trust reimbursed
FAM an aggregate of $11,984 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2001 were $105,794,114 and $110,691,500, respectively.

Net realized gains (losses) for the six months ended September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:

                                    Realized        Unrealized
                                 Gains (Losses)       Losses

Long-term investments          $ (30,955,034)   $ (227,975,896)
Short-term investments                     71                --
                               --------------   ---------------
Total                          $ (30,954,963)   $ (227,975,896)
                               --------------   ---------------


As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $227,975,896, of which $5,977,998 related to appreciated securities and $233,953,894 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $703,863,303.


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the six months ended
September 30, 2001.